	RMB Fund
	Portfolio Holdings As of September 30, 2023 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 99.5%
	(percentage of net assets)
	COMMUNICATION SERVICES 8.8%
*	Alphabet, Inc. - Class A	58,740	$7,686,716
*	Walt Disney Co. (The)	16,000	1,296,800
			8,983,516
	CONSUMER DISCRETIONARY 10.8%
*	Amazon.com, Inc.	33,000	4,194,960
*	Booking Holdings, Inc.	773	2,383,893
	TJX Cos., Inc. (The)	28,030	2,491,307
	Vail Resorts, Inc.	8,800	1,952,632
			11,022,792
	CONSUMER STAPLES 6.6%
	Diageo PLC - ADR	10,700	1,596,226
	Kenvue, Inc.	114,000	2,289,120
	Keurig Dr. Pepper, Inc.	89,109	2,813,171
			6,698,517
	FINANCIALS 17.4%
	Chubb Ltd.	11,700	2,435,706
	CME Group, Inc.	13,000	2,602,860
	JPMorgan Chase & Co.	14,200	2,059,284
	MarketAxess Holdings, Inc.	5,400	1,153,656
	Morgan Stanley	21,706	1,772,729
	Progressive Corp. (The)	12,000	1,671,600
	S&P Global, Inc.	6,139	2,243,252
	Visa, Inc. - Class A	16,645	3,828,516
			17,767,603
	HEALTH CARE 14.5%
	Becton, Dickinson & Co.	11,100	2,869,683
	Cooper Cos., Inc. (The)	7,800	2,480,478
	Danaher Corp.	8,000	1,984,800
*	Edwards Lifesciences Corp.	18,500	1,281,680
	STERIS PLC	9,864	2,164,359
	UnitedHealth Group, Inc.	5,360	2,702,458
	Zoetis, Inc.	7,300	1,270,054
			14,753,512
	INDUSTRIALS 5.3%
	AMETEK, Inc.	8,200	1,211,632
	Nordson Corp.	9,700	2,164,749
	Union Pacific Corp.	9,700	1,975,211
			5,351,592
	INFORMATION TECHNOLOGY 30.8%
	Accenture PLC - Class A	6,700	2,057,637
	Analog Devices, Inc.	11,506	2,014,586
	Apple, Inc.	28,780	4,927,424
	CDW Corp.	10,900	2,199,184
	Entegris, Inc.	13,000	1,220,830
	Intuit, Inc.	3,400	1,737,196
	Microsoft Corp.	30,774	9,716,891
*	Palo Alto Networks, Inc.	5,700	1,336,308
*	PTC, Inc.	12,900	1,827,672
*	Synopsys, Inc.	5,100	2,340,747
*	Tyler Technologies, Inc.	5,150	1,988,621
			31,367,096
	MATERIALS 2.3%
	Avery Dennison Corp.	12,600	2,301,642

	REAL ESTATE 3.0%
	American Tower Corp.	11,500	1,891,175
	Equinix, Inc.	1,600	1,162,016
			3,053,191
	Total Common Stocks (Cost: $55,576,797)		101,299,461

	Short-Term Investments 0.0%
	(percentage of net assets)
	MONEY MARKET FUNDS 0.0%
	First American Government Obligations Fund - Class X - 5.26%[a]	124	124
	Total Short-Term Investments (Cost: $124)		124

	Total Investments 99.5% (Cost: $55,576,921)		$101,299,585
	Cash and other assets, less liabilities 0.5%		496,743
	Net Assets 100.0%		$101,796,328

ADR	American Depositary Receipt
*	Indicates securities that do not produce income.
a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of September 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At September 30, 2023	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks[1]	$101,299,461	$-	$-	$101,299,461
Short-Term Investments	124	-	-	124
Total Investments in Securities	$101,299,585	$-	$-	$101,299,585

[1]	Refer to the Fund's Portfolio Holdings for a breakdown of holdings by sector.